SUPPLEMENT DATED JUNE 21, 2012
to

PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY,
and COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Columbia Variable Portfolio - Diversified Equity Income Fund that is available under your Contract.

Effective June 29, 2012, Columbia Variable Portfolio – Diversified Equity Income Fund will change its name to Columbia Variable Portfolio - Dividend Opportunity Fund.

Please retain this supplement with your prospectus for future reference.

All Star (NY) 6/2012